THE GABELLI GROWTH FUND

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2002


[GRAPHIC OMITTED]
[Graphic of Howard F. Ward, CFA Omitted]

                                                             HOWARD F. WARD, CFA

TO OUR SHAREHOLDERS,
      For most investors there is no joy in declining stock prices. For the few that sell stocks short and for those with cash to invest, falling stocks may bring pleasure. For the vast majority, this has been one of the most frustrating periods for investors in decades. It hurts the wallet and the psyche. While many stocks may appear inexpensive, on any given day, stocks are worth whatever investors are willing to pay for them, without regard to what one's analysis suggests. For over two years now, investors have marked stocks lower.

      Most of the decline in share prices since March of 2000 can be attributed to changes in business fundamentals and a slowing of growth in the economy. During this past quarter, however, I would argue the decline in the overall market was not all that connected to the economy or business fundamentals. The market's fall was more about the lack of trust and confidence in our business leaders and the corporate governance apparatus. Investors have been mugged by CEOs, CFOs, accountants and Wall Street's variety of players. It's an ugly situation without a silver lining.

      The daily news is littered with allegations, accusations, indictments, investigations and innuendo. Some of the stories, too many, are of real issues and problems while others are good entertainment but short on substance. Sorting these out can be tricky. The short sellers have been shooting fish in a barrel. If only the markets had to worry about the war on terrorism and heightened tension in the Middle East. Turns out those were just appetizers.

      There will be fines but that just isn't enough. The guilty need to go to jail and I don't mean some country club jail with a golf course. Can we ask for military tribunals? It will be years before some companies restore their reputations. Some investors will never invest in stocks again. You can't blame them, although I feel they may only hurt themselves in the long run. The CEO stock option gravy train must be halted. The massive transfer of wealth from shareholders to management in the form of stock option grants is a "heads I win, tails you lose" practice endowing hired hand CEOs with gilded-age wealth. Investors have been let down by the many boards that approved such schemes and shame on the investment community for looking the other way.

INVESTMENT RESULTS (a)

                                                                     Quarter
                                                    -----------------------------------------------------
                                                    1ST         2ND         3RD         4TH          YEAR
                                                    -----------------------------------------------------
  2002:   Net Asset Value ..................      $27.82      $21.23         --          --             --
          Total Return .....................       (3.0)%     (23.7)%        --          --             --
------------------------------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value ..................      $30.16      $31.18      $24.24       $28.68        $28.68
          Total Return .....................      (20.2)%       3.4%      (22.3)%       18.3%        (24.1)%
------------------------------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ..................      $50.10      $49.73      $46.88       $37.79        $37.79
          Total Return .....................        7.7%       (0.7)%      (5.7)%      (11.3)%       (10.6)%
------------------------------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ..................      $38.53      $41.38      $41.07       $46.51        $46.51
          Total Return .....................        8.8%        7.4%       (0.8)%       26.1%         46.3%
------------------------------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ..................      $32.32      $33.37      $28.54       $35.40        $35.40
          Total Return .....................       12.9%        3.2%      (14.5)%       30.2%         29.8%
------------------------------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ..................      $24.50      $29.25      $33.41       $28.63        $28.63
          Total Return .....................        1.5%        19.4%       14.2%        3.1%         42.6%
------------------------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ..................      $23.75      $24.34      $25.35       $24.14        $24.14
          Total Return .....................        7.2%        2.5%        4.1%         4.4%         19.4%
------------------------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ..................      $20.86      $22.99      $24.91       $22.16        $22.16
          Total Return .....................        6.0%       10.2%        8.4%         4.9%         32.7%
------------------------------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ..................      $21.90      $21.23      $22.58       $19.68        $19.68
          Total Return .....................       (5.8)%      (3.1)%       6.4%        (0.5)%        (3.4)%
------------------------------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ..................      $21.71      $21.84      $23.43       $23.26        $23.26
          Total Return .....................        0.6%        0.6%        7.3%         2.5%         11.3%
------------------------------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ..................      $20.27      $19.72      $20.50       $21.59        $21.59
          Total Return .....................       (4.7)%      (2.7)%       4.0%         8.5%          4.5%
------------------------------------------------------------------------------------------------------------------------------------
  1991:   Net Asset Value ..................      $18.18      $18.02      $19.51       $21.28        $21.28
          Total Return .....................       11.7%       (0.9)%       8.3%        12.0%         34.3%
------------------------------------------------------------------------------------------------------------------------------------
  1990:   Net Asset Value ..................      $16.74      $17.80      $15.75       $16.27        $16.27
          Total Return .....................       (1.9)%       6.3%      (11.5)%        6.2%         (2.0)%
------------------------------------------------------------------------------------------------------------------------------------
  1989:   Net Asset Value ..................      $13.99      $15.73      $17.46       $17.07        $17.07
          Total Return .....................       10.6%       12.4%       11.0%         1.5%         40.1%
------------------------------------------------------------------------------------------------------------------------------------
  1988:   Net Asset Value ..................      $10.87      $12.40      $12.71       $12.65        $12.65
          Total Return .....................       16.1%       14.1%        2.5%         2.5%         39.2%
------------------------------------------------------------------------------------------------------------------------------------
  1987:   Net Asset Value ..................       --         $10.84      $11.28        $9.51         $9.51
          Total Return .....................       --           8.4%(b)     4.1%       (15.7)%        (4.9)%(b)
------------------------------------------------------------------------------------------------------------------------------------


                                Dividend History
--------------------------------------------------------------------------------
PAYMENT (EX) DATE     RATE PER SHARE      REINVESTMENT PRICE
-----------------     --------------      ------------------
December 27, 2001         $0.0042             $28.83
December 27, 2000         $3.8450             $38.19
December 27, 1999         $5.1600             $45.59
December 28, 1998         $1.7450             $35.15
December 30, 1997         $5.7900             $28.58
December 31, 1996         $2.3240             $24.14
December 29, 1995         $3.9600             $22.16
December 30, 1994         $2.7900             $19.68
December 31, 1993         $0.7600             $23.26
December 31, 1992         $0.6460             $21.59
December 31, 1991         $0.5730             $21.28
December 31, 1990         $0.4600             $16.27
December 29, 1989         $0.6540             $17.07
December 30, 1988         $0.3770             $12.65
January 4, 1988           $0.1520             $ 9.58

         Average Annual Returns - June 30, 2002 (a)
         ------------------------------------------
   1  Year .................................     (31.90)%
   5  Year .................................       2.34%
   10 Year .................................      10.08%
   Life of Fund (b) ........................      12.37%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on April 10, 1987.

      First there was a bubble. The bubble burst and the economy slowed. Then came September 11. This was followed by anthrax, Enron, Kmart, Global Crossing, Arthur Andersen, rising Middle East violence, Adelphia, Tyco, Elan, India and Pakistan, ImClone, Xerox, Martha the salad maker and WorldCom, not to mention the Spitzer investigations into Wall Street analyst practices. No wonder the market couldn't hold its September 21 low. Meanwhile, the economy has at least been softly humming, if not singing, and for this we are grateful, for the market might have been even worse. My decision to remain invested for an economic recovery, which is usually preceded by rising stock prices, was well grounded but missed the mark. I believe history is on our side. Our financial system has been tested before and it has always come back stronger than ever. We are two and a quarter years into an historic market downturn. There will be reforms. In my opinion, this is an opportune time to invest in large-cap growth stocks and I encourage shareholders to stay the course. That is the advice I am following for myself.

COMPARATIVE RESULTS

                AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2002 (A)

--------------------------------------------------------------------------------

                                           YEAR TO                                                 SINCE
                               QUARTER      DATE       1 YEAR     3 YEAR    5 YEAR    10 YEAR   INCEPTION (B)
                               ------------------------------------------------------------------------------
   Gabelli Growth Fund       (23.69)%    (25.98)%     (31.90)%   (14.33)%    2.34%    10.08%       12.37%
   S&P 500 Index             (13.39)%    (13.15)%     (17.98)%    (9.17)%    3.67%    11.42%        8.33%
   Lipper Large-Cap
     Growth Fund Avg.        (16.38)%    (18.69)%     (25.54)%   (13.49)%    0.82%     8.53%        8.67%

 (a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. Performance for periods less than one year are not annualized.
 (b) From commencement of investment operations on April 10, 1987.

--------------------------------------------------------------------------------

THE ECONOMY
      While most of the news on the economy pointed to continued growth, following a strong 6.1% rate of growth in first quarter Gross Domestic Product ("GDP"), the market shifted its attention to a growing list of scandals. Yes, the economy slowed in the second quarter but inflation adjusted growth in the neighborhood of 3.0% looks likely. The consensus expectation for the back half of the year is about 3.5% growth, with growth continuing through next year. In fact, it now looks like this will be the first recession since 1949 in which consumer spending rose every quarter. While the consumer continues to power the economy forward, there is fear that consumers will retrench before the much anticipated pick-up in capital spending arrives to keep the recovery going. The jury is very much out on this question.

      In the meantime, the economy seems to feel better than the stock market looks. According to the Labor Department, the U.S. economy registered an 8.6% increase in productivity in the first quarter, the largest gain in nearly 20 years. We are seeing some improvement in factory orders, underscored by the Institute for Supply Management's Index of business activity rising to 55.7 in May, marking the highest level since February of 2000 when the Index stood at
56.7. This was the fourth consecutive month of a reading above 50, indicative of an expanding manufacturing sector. According to the Commerce Department, factory orders rose 0.7% in May for the fifth increase in the last six months. Worldwide semiconductor sales have risen at single digit rates in recent months. The Reuters Purchasing Managers Index, measuring manufacturing activity in Europe, was positive in April and May, although not by much.

      The employment picture may be brightening. In mid-June, the number of U.S. workers filing first time applications for unemployment benefits hit a 15 month low and the 4 week moving average of claims reached a 3 month low. Importantly, after falling for 8 consecutive quarters, S&P 500 operating earnings are expected to rise during the June quarter just ended.

      Once again, the seasonal adjustments to economic data have distorted reality. The weather in April was hot and mostly dry, sort of like May is usually. The weather in May was cold and rainy, sort of like April is usually. The seasonal adjustments boost growth in April and dampen growth in May. This had the effect of making an unusually strong April look even stronger and an unusually weak May look even weaker. The reality lies somewhere in the middle. But the data ends up exaggerating a slowdown in May, relative to April. If you're not confused at this point, I am. Still, the main point is that all of the primary indicators are pointing to continued economic growth. The economy may slow and may even stop growing but that is not what the data suggest at this point.

THE STOCK MARKET
      The stocks of "good" companies go down in a bear market just like the stocks of "not so good" companies. In our universe of large-cap growth stocks, there have been few, if any, places to hide. During the second quarter, investors' loss of faith in the "system" resulted in a general compression in price-earnings ratios for stocks. This is another way of saying that investors, given recent events, are demanding a higher "risk premium" for owning stocks. Since expectations for earnings, interest rates and inflation changed little during the quarter, investors' need for a higher risk premium would appear to account for the latest fall in stock prices.

      The stock market is all about profits and what people are willing to pay for them. In atypical fashion, just when profits appeared poised to rise, investors marked stocks down. Why are investors demanding a higher "risk premium" and lower price earnings ratio? The multiple investors are willing to pay for a share of stock is always influenced by the growth outlook for profits, interest rates, inflation prospects and tax rates. But today, investors must take into consideration the U.S. war against terrorists, Middle East instability and the not remote enough risk of nuclear war between India and Pakistan. Then, of course, investors must come to grips with a laundry list of scandals involving accountants, corporate managers, Wall Streeters and headline stories of corporate criminal indictments. It's one thing to ask investors to stomach greed, stupidity and hubris in the executive suite; dishonesty is something else. Fabricated financial statements are frightening. Phony record keeping is the ultimate catalyst for selling stocks. It's financial terrorism. It has devalued the stock market.

      The Domino Theory, a political theory used to justify the U.S. involvement in Vietnam, looks like it has found some application in the stock market. If a company in industry X is hurting, speculators sell the stocks of all the companies in that industry on the assumption that soon they too will be hurting. Furthermore, they sell the bonds of those companies as well, possibly making it more difficult for them to finance their operations. This in turn can hurt the stock price. You get the picture.

      Tyco and WorldCom have given a bad name to companies that supplement their growth with acquisitions. Acquiring companies, now known as "serial acquirers" are viewed as similarly sinister. Now such companies may have what I would call low quality growth but it doesn't mean they are all criminals. It's not like they're communists. I have never been a fan of growth by acquisition strategies but this piling on is out of control. Add to this the great EBITDA (earnings before interest, taxes, depreciation and amortization) scare. If Adelphia was valued on an EBITDA basis and they had dishonest financial statements then, the bears say, you can't trust any of the companies valued on this metric. Of course, it's not the EBITDA that's bad, it's the dishonesty that's bad. EBITDA, like earnings, can be abused. Furthermore, it should never be viewed in isolation. Look at earnings, cash flow and private market value metrics as well. You don't get a complete picture of a company when you only look at one measure.

      Those of you that are most familiar with our approach know we own a fairly concentrated portfolio. It is not unusual for us to own as few as 40 stocks. Additionally, our largest holdings may be 5% or 6% of the portfolio. Given our relatively compact portfolio and our disdain for closet indexing and style drift (buying non-growth shares), our portfolio does exhibit more volatility than many other funds. I have said previously and reiterate that we have a portfolio well positioned for economic recovery. Our relative performance in rising markets is historically better than in falling markets and I do not expect that to change. We are focused on the long-term strategic positions of our companies as well as their earnings and valuations. In my opinion, a large number of Wall Street analysts now have an extraordinary short-term orientation. I think that is dangerous medicine for legitimate long-term investors. There are a lot of crazy games being played on Wall Street right now, more than ever, and it doesn't sit well with me.

PORTFOLIO HIGHLIGHTS
      Let's be frank. This was an embarrassing quarter. Almost all of our stocks declined. The only gainers were Motorola and Dell and they were barely up. The quarter was as bad as the fourth quarter of 1999 was good, and that was a good time to sell. In my opinion, the worst thing I could do is sell our very depressed stocks whole hog in favor of buying stocks that might give us comfort for a month or a quarter. The big gains that will be made over the next 3 years will be made in many of the stocks we own. This is not the time to change styles and churn a portfolio. Long-term investors buy stocks because the market rises over time, driven by the growth in earnings. Our portfolio will outgrow the market in earnings and this should lead to strong share gains as the market rises, which it will do at some point. I do not expect our portfolio to rise if the market falls. Of course, if the market does continue to fall, I would expect the stocks that have held up well to be the next to get whacked.

      On the question of stock selection, we have a number of stocks that have gone down more than the overall market of late. Should we chuck them in favor of more "defensive" issues? I think not. Choosing to participate in a round of panic selling is no different than being a panic buyer. The panic buyers of the fourth quarter of 1999 and first quarter of 2000 felt smart for a few months. They have felt ill ever since. For the most part, we own companies that we would buy if we didn't already own them. If I was starting from scratch with a cash portfolio, there are not many changes I would make to our existing holdings. Having a relatively volatile or high "beta" portfolio has been painful during the market's decline. I know I can't pinpoint when the market will do better but I believe these somewhat more volatile stocks will reward us when that happens.

      Our largest sector weight is media (at 24%) and media stocks had a terrible quarter. Viacom, our largest holding, fell only 8% for the quarter. Clear Channel and AOL Time Warner each declined by about 37% and Omnicom lost 51% of its value. The fundamentals of these companies, which represent the bulk of our media investments, improved, yes improved, during the quarter. Concerns about accounting and acquisitions in the industry prompted a shareholder exodus. I think the concerns are grossly exaggerated. Roughly 23% of our portfolio is in financial service companies. The largest holdings are trust banks like State Street, Mellon and Northern Trust. Their shares fell between 18% and 26% during the quarter. Their businesses are sensitive to the overall health of the capital markets. Other than that, there were no material adverse developments for these companies. Technology represents about 20% of the portfolio. The stocks are at pre-bubble prices and an improvement in business is in the making. Performance for the group was all over the place with Motorola up 3% and Sun Microsystems down 43%. Health care is our other area of concentration with about 15% of our assets. Pfizer, our largest health care holding, fell 12%. Johnson and Johnson and Wyeth, our other large holdings, each fell about 20%.

      We have smaller investments in retailing, consumer staples, services and communication networks.

LOOKING AHEAD
      I am brushing up on psychology since psychoanalysis seems to be more important than security analysis these days. How do we handle "headline risk" and "downgrade risk"? How can I continue to ask you to hang in there? What am I seeing? Let's review. First, risk is related to price or valuation. Many stocks are now at 1997 prices, suggesting lower risk than we have had in years. Second, the economy appears to be improving despite the corporate scandals and war on terrorism. Profits are moving higher, if not at great speed, and stock prices are driven by profits. Third, investor sentiment is decidedly negative and this is historically a contrary indicator. Fourth, most of corporate America is honest and reforms will be instituted to curb abuses. Fifth, in my opinion, many of the investors selling now were buying at much higher prices one or two years ago. They were wrong then and may be wrong this time too. Sixth, many of the analysts that were bullish on their companies at much higher prices are now negative. They recommended a lot of losers over the past two years. Why would you pay attention to them now?

      Seventh, with interest rates this low, pension funds will add to stocks to enhance their returns over time. It is unlikely they will meet their current actuarial assumptions of 9% to 10% with fixed income securities given prevailing interest rates. Stocks are their only hope in the long run. Eighth, this bear isn't so young anymore. Stocks have been going down for almost 2.5 years. Time is running out on the bear. Ninth, the magnitude of the decline is significant. The S&P 500 Index is down over 40% from its peak and the Nasdaq has lost about 75% of its value. This is the worst bear market since the 1973-1974 market, post "nifty-fifty", when the S&P 500 Index fell about 46% peak to trough. We are close. Finally, our tenth reason is that great companies are now on sale at compelling prices and we own a portfolio of them. This market is the mirror image of the devilish bull market of 1999. You know I am biased toward stocks but just the same I advise you to stay calm.
LET'S TALK STOCKS
      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time. ANALOG DEVICES INC. (ADI - $29.70 - NYSE) is a diversified manufacturer of semiconductors with leading positions in analog chips and digital signal processors, where it claims the number two position after Texas Instruments (TXN
- $23.70 - NYSE). ADI is also a leader in converters, which convert digital signals into analog, or real world, signals. The company's business is well diversified by industry with 15% exposure to wireless handsets and infrastructure, 25% exposure to personal computers and consumer electronics and 30% exposure to industrial and military applications. Earnings growth will likely be below its trend line this year, due to overall industry weakness. We anticipate a resumption of healthy double-digit growth next year. AOL TIME WARNER INC. (AOL - $14.71 - NYSE) owns one of the finest collections of media assets in the world. The company is the leader in providing Internet access, with over 34 million subscribers to its America Online service. In addition, the company is one of the largest operators of cable TV systems and a leading content provider through its ownership of CNN, Warner Bros., HBO, Turner Broadcasting, The Cartoon Channel and other premium and basic cable programs. The company's media empire extends to music and publishing, where it is a leader in both. The company's business fundamentals are sound with double-digit growth in operating cash flow expected for the foreseeable future.

CLEAR CHANNEL COMMUNICATIONS INC. (CCU - $32.02 - NYSE) is one of the top two radio broadcasters along with Infinity Broadcasting, owned by Viacom (VIA - $44.46 - NYSE). The company is also a leader in outdoor advertising. Radio ad rates are low compared to other media such as TV and newspapers, which gives radio operators some pricing protection. Last year we saw a cyclical decline in advertising, reflecting the slower economy and the loss of dot.com business. We expect a recovery in ad spending over the course of the year, which should put the company back on its double-digit growth track.

INTEL CORP. (INTC - $18.27 - NASDAQ) is the dominant supplier of microprocessors for the personal computer industry with an 80% market share. The company is developing new lines of business in semiconductors for the communications equipment market. While earnings suffered last year from the economic slowdown, we expect improving business over the course of the year and believe that the company will grow earnings at a double-digit rate over the next several years. Personal computers remain the primary tool for accessing the Internet and running businesses.

JOHNSON AND JOHNSON (JNJ - $52.26 - NYSE) is a diversified health care company that derives over half its revenues from pharmaceuticals. Its most recognized consumer brand is Tylenol. The company's new drug-coated stents have received strongly positive reviews and should be a terrific new product when fully launched. Because of its diversification, the company's growth has been relatively consistent over the years. We expect the company to grow at a low teen rate over the next few years.

MARSH & MCLENNAN COMPANIES INC. (MMC - $96.60 - NYSE) is the world's largest insurance brokerage and one of the leading asset managers through its ownership of The Putnam Funds, which manage about $300 billion in assets. MMC is also a leader in employee benefit consulting with its ownership of the Mercer Group. We expect the insurance brokerage business to benefit handsomely from a better pricing environment. We expect MMC to grow earnings at a double-digit rate over the next few years.

MELLON FINANCIAL CORP. (MEL - $31.43 - NYSE) is one of the largest asset managers in the country. In addition to the Bank's traditional Mellon brand asset gathering arm, their Dreyfus, Founders and Boston Company subsidiaries are showing improvement. New management has shed non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent 84% of revenues and that number will grow as the year progresses. Assets under management now exceed $590 billion, which creates an enviable stream of fee revenue of a recurring nature, something which all bankers prize.

NORTHERN TRUST CORP. (NTRS - $44.06 - NYSE) is one of an elite group of institutions with a major presence in the wealth management market for high net worth individuals and families. The company has established a network of offices in the primary wealth markets across the country (Palm Beach, Beverly Hills, etc.) and continues to build its fee income in a methodical way. We believe earnings can continue to grow at a double-digit rate, powered by growth in managed trust assets, which exceed $320 billion, and growth in assets under administration, which exceed $1.5 trillion. We regard NTRS as a trophy property within the financial sector.

PFIZER INC. (PFE - $35.00 - NYSE) is a diversified consumer products and pharmaceutical company. The company has a research budget in excess of $5 billion, which bodes well for future growth. Business trends are strong and we expect the company to grow earnings at a high teen rate for the next couple of years, making Pfizer one of the fastest growing pharmaceutical companies. The company's leading products include Lipitor (cholesterol), Viagra (impotence), Norvasc (blood pressure), Zithromax (antibiotic) and Zoloft (antidepressant).

STATE STREET CORP. (STT - $44.70 - NYSE) is a leading provider of financial services to mutual funds and other institutional investors. The company is the third largest custodian of assets with $6.3 trillion under custody. Additionally, the company is a major asset manager itself with over $800 billion under management. The company is focused on these two business lines and recently exited the corporate lending business altogether. We believe this enhances the company's growth prospects and valuation. Management believes the company has strong growth prospects overseas and growing this part of their business is a strategic priority, as is having a greater presence directly with retail investors. State Street is an impressively consistent financial services company.

TEXAS INSTRUMENTS INC. (TXN - $23.70 - NYSE) is the largest provider of digital signal processors (DSPs), a critical component for digital communication devices, including wireless phones and digital subscriber lines (DSLs). Having restructured the company in recent years, its valuation is no longer hostage to the memory chip (DRAM) cycle and defense businesses. While 2001 earnings for the DSP chip industry, in which TXN is the leader, were hurt by the slowing in economic growth, we believe the company can resume a double-digit earnings growth rate this year.

THE HOME DEPOT INC. (HD - $36.73 - NYSE) is the leading home improvement retailer. With a reputation for low prices and good customer service, HD is far and away the market share leader in an attractive retailing niche. The company operates over 1,400 Home Depot stores, roughly 48 EXPO Design Center stores and a handful of

Villager's Hardware stores. The company has begun international expansion with stores in Canada, Chile, Argentina, Puerto Rico and Mexico. We think earnings can grow at a high teen rate over the next few years.

VIACOM INC. (VIA'B - $44.37 - NYSE) is a leading media content company, owning properties such as MTV, Nickelodeon, Showtime, TNN, Paramount, the CBS network, CBS-owned TV station group and Infinity radio stations. Growth slowed last year with the weak economy but we are confident the company will grow at a low double-digit rate over the next few years.

WYETH (WYE - $51.20 - NYSE), formerly known as American Home Products, is a leading pharmaceutical and consumer products company. The company's Wyeth-Ayerst Laboratories subsidiary accounts for about 70% of sales, primarily pharmaceuticals. The company also makes nutritionals (Promil and Nursoy), cardiovascular therapies (Cordarone) and over-the-counter drugs like Advil, Centrum and Robitussin through its Whitehall-Robins unit. The company has no serious patent expirations on the immediate horizon and has one of the faster growing pharmaceutical businesses. We think the company can grow earnings at a low double-digit rate over the next few years.

IN CONCLUSION

      Can you legislate honesty? A new law requiring CEOs and CFOs of the largest companies to sign and attest to the accuracy of financial statements is an attempt to improve reporting and bolster investor confidence. You have to start somewhere but we must expect a great deal more than that. Speaking of expectations, I, for one, believe the large-cap growth nightmare has about run its course. There is a cycle to investment returns by style. No style, be it growth, value, small cap or international, works year in and year out. We last saw our stocks fall out of favor in 1992 and 1993. The style peaked in 1999, a year when "value" and small caps were finding little interest with investors. From my vantage point, value has returned to growth as prices have declined since peaking in March of 2000. For example, our 10 largest holdings have seen their stocks decline, on average, by about 54% from their all time highs as of this writing in early July. These are companies with some of the best franchises and growth records in media, health care, technology, retailing and financial services. Their revenues and earnings are rising. I grant you that with all that has transpired over the past 3 years we have perhaps never been tested and challenged like this before. I believe we have prime waterfront property and we have had a couple of hurricanes depress waterfront values. When the financial storms subside, capital will flow to our portfolio of leading companies. I am confident of that.

                                                     Sincerely,

                                                     /S/ Howard F. Ward
                                                     HOWARD F. WARD, CFA
                                                     Portfolio Manager
July 15, 2002

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        WHO                           WHEN
                        ---                           ----
      Special Chats:    Mario J. Gabelli             First Monday of each month
                        Howard Ward                  First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                        AUGUST                       SEPTEMBER                         OCTOBER
                        ------                       ---------                         -------
      1st Wednesday     Susan Byrne                  Caesar Bryan                     Walter Walsh & Laura Linehan
      2nd Wednesday     Lynda Calkin                 Hart Woodson                     Caesar Bryan
      3rd Wednesday     Walter Walsh & Laura Linehan Charles Minter & Martin  Weiner  Henry  Van  der  Eb
      4th Wednesday     Barbara  Marcin              Barbara  Marcin                  Lynda  Calkin
      5th Wednesday                                                                   Barbara Marcin

All chat sessions start at 4:15 ET. Please arrive early, as participation is limited. You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                  JUNE 30, 2002

Viacom Inc., Cl. B                          Northern Trust Corp.
State Street Corp.                          AOL Time Warner Inc.
The Home Depot Inc.                         Mellon Financial Corp.
Pfizer Inc.                                 Microsoft Corp.
Clear Channel Communications Inc.           Marsh & McLennan Companies Inc.
-------------------------------------------------------------------------------

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                    MARKET
  SHARES                                        COST                 VALUE
  ------                                   --------------        --------------
           COMMON STOCKS -- 99.5%
           BROADCASTING -- 4.4%
2,816,600  Clear Channel
             Communications Inc.+ ......   $  159,904,290        $   90,187,532
                                           --------------        --------------
           BUSINESS SERVICES -- 5.6%
1,090,000  Automatic Data
             Processing Inc. ...........       47,713,767            47,469,500
  768,100  Interpublic Group of
             Companies Inc. ............       26,842,232            19,018,156
1,052,000  Omnicom Group Inc. ..........       67,560,494            48,181,600
                                           --------------        --------------
                                              142,116,493           114,669,256
                                           --------------        --------------
           CABLE -- 1.7%
1,149,000  Cablevision Systems Corp.,
             Cl. A+ ....................       62,157,194            10,869,540
1,025,000  Comcast Corp., Cl. A,
             Special+ ..................       40,511,475            24,436,000
                                           --------------        --------------
                                              102,668,669            35,305,540
                                           --------------        --------------
           COMMUNICATIONS EQUIPMENT -- 7.0%
2,296,000  Cisco Systems Inc.+ .........      120,208,477            32,029,200
1,655,000  Motorola Inc. ...............       57,009,121            23,865,100
2,440,000  Nokia Corp., ADR ............       73,531,053            35,331,200
1,353,000  Qualcomm Inc.+ ..............       74,749,796            37,193,970
2,270,000  Tellabs Inc. ................      128,198,314            14,074,000
                                           --------------        --------------
                                              453,696,761           142,493,470
                                           --------------        --------------
           COMPUTER HARDWARE -- 2.4%
1,240,000  Dell Computer Corp.+ ........       40,403,831            32,413,600
3,395,000  Sun Microsystems Inc.+ ......       60,768,278            17,008,950
                                           --------------        --------------
                                              101,172,109            49,422,550
                                           --------------        --------------
           COMPUTER SOFTWARE AND SERVICES -- 4.7%
3,225,000  EMC Corp.+ ..................       79,358,857            24,348,750
1,315,000  Microsoft Corp.+ ............       77,463,470            71,930,500
                                           --------------        --------------
                                              156,822,327            96,279,250
                                           --------------        --------------
           ELECTRONICS -- 5.8%
1,080,000  Analog Devices Inc.+ ........       75,447,482            32,076,000
2,000,000  Intel Corp. .................       82,331,544            36,540,000
2,041,000  Texas Instruments Inc. ......      120,243,135            48,371,700
                                           --------------        --------------
                                              278,022,161           116,987,700
                                           --------------        --------------
           ENTERTAINMENT -- 10.6%
5,620,000  AOL Time Warner Inc.+ .......      218,034,745            82,670,200
3,010,851  Viacom Inc., Cl. B+ .........      140,601,614           133,591,459
                                           --------------        --------------
                                              358,636,359           216,261,659
                                           --------------        --------------
           FINANCIAL SERVICES -- 23.5%
  385,000  Goldman Sachs Group Inc. ....       34,475,826            28,239,750
  678,500  Marsh & McLennan
             Companies Inc. ............       58,461,004            65,543,100
2,486,000  Mellon Financial Corp. ......       83,211,061            78,134,980
  755,000  Merrill Lynch & Co. Inc. ....       37,351,620            30,577,500
2,024,900  Northern Trust Corp. ........       86,658,216            89,217,094

                                                                    MARKET
  SHARES                                        COST                 VALUE
  ------                                   --------------        --------------
3,095,000  Schwab (Charles) Corp. ......   $   68,205,045        $   34,664,000
2,658,800  State Street Corp. ..........      108,522,315           118,848,360
1,874,900  Stilwell Financial Inc. .....       73,216,498            34,123,180
                                           --------------        --------------
                                              550,101,585           479,347,964
                                           --------------        --------------
           FOOD AND BEVERAGE -- 3.0%
  720,000  PepsiCo Inc. ................       36,946,033            34,704,000
  925,000  Sysco Corp. .................       27,273,499            25,178,500
                                           --------------        --------------
                                               64,219,532            59,882,500
                                           --------------        --------------
           HEALTH CARE -- 16.1%
  885,000  Abbott Laboratories .........       42,773,380            33,320,250
  478,000  Amgen Inc.+ .................       14,981,989            20,018,640
  534,000  Baxter International Inc. ...       21,955,182            23,736,300
1,249,000  Johnson & Johnson ...........       63,819,421            65,272,740
  515,000  Lilly (Eli) & Co. ...........       38,809,471            29,046,000
2,622,500  Pfizer Inc. .................       78,588,309            91,787,500
1,245,000  Wyeth .......................       73,892,191            63,744,000
                                           --------------       ---------------
                                              334,819,943           326,925,430
                                           --------------       ---------------
           PUBLISHING -- 1.7%
  582,500  McGraw-Hill Companies Inc. ..       27,324,717            34,775,250
                                           --------------       ---------------
           RETAIL -- 10.3%
2,551,577  The Home Depot Inc. .........       60,940,930            93,719,423
1,203,400  Tiffany & Co. ...............       17,818,988            42,359,680
  670,000  Wal-Mart Stores Inc. ........       40,791,217            36,856,700
  975,000  Walgreen Co. ................       38,223,241            37,664,250
                                           --------------       ---------------
                                              157,774,376           210,600,053
                                           --------------       ---------------
           SATELLITE -- 1.2%
2,370,000  General Motors Corp., Cl. H+        70,968,800            24,648,000
                                           --------------       ---------------
           WIRELESS COMMUNICATIONS -- 1.5%
2,190,000  Vodafone Group plc, ADR .....       73,786,524            29,893,500
                                           --------------       ---------------
           TOTAL COMMON
             STOCKS ....................    3,032,034,646         2,027,679,654
                                            =============
           TOTAL
             INVESTMENTS -- 99.5% .......  $3,032,034,646         2,027,679,654
                                           --------------       ---------------
           OTHER ASSETS AND LIABILITIES (NET) -- 0.5%                 9,530,071
                                                                ---------------
           NET ASSETS -- 100.0%                                 $ 2,037,209,725
                                                                ===============
----------------
           For Federal tax purposes:
           Aggregate cost ...............................       $ 3,032,034,646
                                                                ===============
           Gross unrealized appreciation ................       $   106,207,016
           Gross unrealized depreciation ................        (1,110,562,008)
                                                                ===============
           Net unrealized depreciation ..................       $(1,004,354,992)
                                                                ===============
----------------
 +     Non-income producing security.
 ADR - American Depository Receipt.

                See accompanying notes to financial statements.

                             THE GABELLI GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value
    (Cost $3,032,034,646) ...................................   $ 2,027,679,654
  Cash ......................................................         1,623,370
  Receivable for investments sold ...........................         9,546,095
  Receivable for Fund shares sold ...........................         2,120,595
  Dividends receivable ......................................         1,509,179
                                                                ---------------
  TOTAL ASSETS ..............................................     2,042,478,893
                                                                ---------------
LIABILITIES:
  Payable for investments purchased .........................         1,064,660
  Payable for Fund shares redeemed ..........................           767,041
  Payable for investment advisory fees ......................         1,705,651
  Payable for distribution fees .............................           426,413
  Other accrued expenses ....................................         1,305,403
                                                                ---------------
  TOTAL LIABILITIES .........................................         5,269,168
                                                                ---------------
  NET ASSETS applicable to 95,966,408
    shares outstanding ......................................   $ 2,037,209,725
                                                                ===============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value ...............   $       959,664
  Additional paid-in capital ................................     3,408,232,200
  Accumulated net investment loss. ..........................        (9,770,998)
  Accumulated net realized loss
    on investments ..........................................      (357,856,149)
  Net unrealized depreciation on investments ................    (1,004,354,992)
                                                                ---------------
  TOTAL NET ASSETS ..........................................   $ 2,037,209,725
                                                                ===============
  NET ASSET VALUE,  offering and redemption
    price per share ($2,037,209,725 /
    95,966,408 shares outstanding; unlimited
    number of shares authorized of
    $0.01 par value) ........................................            $21.23
                                                                         ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes $113,298) .................     $   8,847,351
  Interest ..................................................           150,006
                                                                  -------------
  TOTAL INVESTMENT INCOME ...................................         8,997,357
                                                                  -------------
EXPENSES:
  Investment advisory fees ..................................        13,069,416
  Distribution fees .........................................         3,267,354
  Shareholder services fees .................................         1,622,217
  Shareholder communications expenses .......................           370,294
  Custodian fees ............................................           189,071
  Registration fees .........................................            53,304
  Trustees' fees ............................................            44,078
  Legal and audit fees ......................................            37,594
  Interest expense ..........................................             7,475
  Miscellaneous expenses ....................................           107,552
                                                                  -------------
  TOTAL EXPENSES ............................................        18,768,355
                                                                  -------------
  NET INVESTMENT LOSS .......................................        (9,770,998)
                                                                  -------------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Net realized loss on investments ..........................      (283,655,604)
  Net change in unrealized depreciation
    on investments ..........................................      (446,983,190)
                                                                  -------------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS ..........................................      (730,638,794)
                                                                  -------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .........................................     $(740,409,792)
                                                                  -------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               SIX MONTHS ENDED
                                                                                 JUNE 30, 2002             YEAR ENDED
                                                                                  (UNAUDITED)           DECEMBER 31, 2001
                                                                               -------------------       ---------------
OPERATIONS:
  Net investment loss ....................................................     $   (9,770,998)            $  (23,338,384)
  Net realized loss on investments .......................................       (283,655,604)               (72,701,136)
  Net change in unrealized depreciation on investments ...................       (446,983,190)              (906,578,297)
                                                                               --------------            ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................       (740,409,792)            (1,002,617,817)
                                                                               --------------            ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized long term gain on investments .............................                 --                   (429,893)
                                                                               --------------            ---------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................                 --                   (429,893)
                                                                               --------------            ---------------
SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from shares of
    beneficial interest transactions .....................................       (170,770,691)               117,631,137
                                                                               --------------            ---------------
  NET INCREASE (DECREASE) IN NET ASSETS ..................................       (911,180,483)              (885,416,573)
NET ASSETS:
  Beginning of period ....................................................      2,948,390,208              3,833,806,781
                                                                               --------------            ---------------
  End of period ..........................................................     $2,037,209,725            $ 2,948,390,208
                                                                               ==============            ===============

                See accompanying notes to financial statements.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Growth Fund (the "Fund") was organized on October 24, 1986 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is capital appreciation. The Fund commenced investment operations on April 10, 1987.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

For the fiscal year ended December 31, 2001, the tax character of distributions paid did not materially differ from accounting principles generally accepted in the United States.

--------------------------------------------------------------------------------

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------


3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2002 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $3,267,354, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2002, other than short term securities, aggregated $314,926,259 and $512,558,353, respectively.

6. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no outstanding borrowings against the line of credit at June 30, 2002.

The average daily amount of borrowings within the six months ended June 30, 2002 was $486,721 with a related weighted average interest rate of 1.26%. The maximum amount borrowed at any time during the six months ended June 30, 2002 was $13,239,000.

7. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                               SIX MONTHS ENDED                     YEAR ENDED
                                                                 JUNE 30, 2002                   DECEMBER 31, 2001
                                                        ----------------------------       ----------------------------
                                                           SHARES          AMOUNT            SHARES          AMOUNT
                                                        -----------    -------------       -----------   --------------
Shares sold ..........................................   12,359,975    $ 327,125,147        35,114,269   $2,242,974,332
Shares issued upon reinvestment of dividends                     --               --            14,629          430,897
Shares redeemed ......................................  (19,183,456)    (497,895,888)      (33,798,856)  (1,008,087,566)
                                                        -----------    -------------       -----------   --------------
Net increase .........................................   (6,823,479)   $(170,770,691)        1,330,042   $  117,631,137
                                                        ===========    =============       ===========   ==============


THE GABELLI GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                  SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2002       ------------------------------------------------------------
                                                    (UNAUDITED)         2001         2000         1999         1998       1997
                                                     ----------         ----         ----         ----         ----       -----
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..........   $    28.62   $    37.79   $    46.51   $    35.40   $    28.63     $  11.41
                                                     ----------   ----------   ----------   ----------   ----------     --------
   Net investment loss (loss) ....................        (0.10)       (0.23)       (0.24)       (0.23)       (0.07)       (0.06)
   Net realized and unrealized gain (loss)
     on investments ..............................        (7.35)       (8.88)       (4.64)       16.50         8.58        10.34
                                                     ----------   ----------   ----------   ----------   ----------     --------
   Total from investment operations ..............        (7.45)       (9.11)       (4.88)       16.27         8.51        10.28
                                                     ----------   ----------   ----------   ----------   ----------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .........................           --           --           --           --           --        (0.00)(a)
   In excess of net investment income ............           --           --           --           --           --        (0.00)(a)
   Net realized gain on investments ..............           --        (0.00)(a)    (3.84)       (5.16)       (1.74)       (5.79)
   In excess of net realized gains ...............           --           --        (0.02)          --        (0.00)(a)    (0.00)(a)
                                                     ----------   ----------   ----------   ----------   ----------     --------
   Total distributions ...........................           --        (0.00)       (3.84)       (5.16)       (1.74)       (5.79)
                                                     ----------   ----------   ----------   ----------   ----------     --------
   NET ASSET VALUE, END OF PERIOD ................   $    21.23   $    28.68   $    37.79   $    46.51   $    35.40     $  28.63
                                                     ==========   ==========   ==========   ==========   ==========     ========
   Total return+ .................................      (26.0)%      (24.1)%      (10.6)%        46.3%        29.8%        42.6%
                                                     ==========   ==========   ==========   ==========   ==========     ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..........   $2,037,210   $2,948,390   $3,833,807   $3,158,448   $1,864,556     $943,985
   Ratio of net investment income / (loss)
     to average net assets .......................      (0.75)%(b)   (0.71)%      (0.63)%      (0.68)%      (0.33)%      (0.23)%
   Ratio of operating expenses
     to average net assets .......................        1.44%(b)     1.40%        1.38%        1.37%        1.41%        1.43%
   Portfolio turnover rate .......................          12%          26%          55%          52%          40%          83%

--------------------------------
  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Amounts less than one year are not annualized.
(a) Amount represents less than $0.005 per share.
(b) Annualized.

                See accompanying notes to financial statements.

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                              TEAM MANAGED: MARIO J. GABELLI, CFA, MARC GABELLI,
                                       LAURA K. LINEHAN, CFA AND WALTER K. WALSH
EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI MATHERS FUND Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                       THE GABELLI GROWTH FUND
                        One Corporate Center
                      Rye, New York 10580-1422
                            1-800-GABELLI
                          [1-800-422-3554]
                         FAX: 1-914-921-5118
                       HTTP://WWW.GABELLI.COM
                      E-MAIL: INFO@GABELLI.COM
            (Net Asset Value may be obtained daily by calling
                    1-800-GABELLI after 6:00 P.M.)

                   BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthony R. Pustorino
ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.       PROFESSOR EMERITUS
                                PACE UNIVERSITY

James P. Conn                   Anthony Torna
FORMER CHIEF INVESTMENT OFFICER INVESTEC ERNST & COMPANY
FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD.

Dugald A. Fletcher              Anthonie C. van Ekris
PRESIDENT,                      MANAGING DIRECTOR
FLETCHER & COMPANY, INC.        BALMAC INTERNATIONAL, INC.

John D. Gabelli                 Salvatore J. Zizza
SENIOR VICE PRESIDENT           CHAIRMAN, HALLMARK ELECTRICAL
GABELLI & COMPANY, INC.         SUPPLIES CORP.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH

                 OFFICERS AND PORTFOLIO MANAGER
Bruce N. Alpert                 Howard F. Ward, CFA
PRESIDENT AND TREASURER         PORTFOLIO MANAGER

James E. McKee
SECRETARY
                       DISTRIBUTOR
                Gabelli & Company, Inc.

      CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
           State Street Bank and Trust Company

                      LEGAL COUNSEL
        Skadden, Arps, Slate, Meagher & Flom LLP

[GRAPHIC OMITTED]
[Graphic of Mario J. Gabelli Omitted]


THE
GABELLI
GROWTH
FUND

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB406Q202SR

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002